UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 13, 2011

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Oceanic Industry Park, Sha Gang Highway, Gang Kou Town
Zhongshan City, Guangdong People’s Republic of China, 528447
(Address of principal executive offices)

(347) 624-5699 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Principal Accountants.
By letter dated December 13, 2011, Acquavella, Chiarelli, Shuster, Berkower & Co., LLP resigned as independent registered public accounting firm of Home System Group (the “Company”).

Acquavella, Chiarelli, Shuster, Berkower & Co., LLP reported on the Company's consolidated financial statements for the year ended December 31, 2009 and reviewed the Company’s unaudited consolidated financial statements for the periods ended March 31, 2010, June 30, 2010 and September 30, 2010. For these periods and up to the date of this report, there were no disagreements with Acquavella, Chiarelli, Shuster, Berkower & Co., LLP on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Acquavella, Chiarelli, Shuster, Berkower & Co., LLP, would have caused it to make reference thereto in its report on the financial statements for such year.  During such periods, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The report of Acquavella, Chiarelli, Shuster, Berkower & Co., LLP on the financial statements of the Company for the fiscal year ended December 31, 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Acquavella, Chiarelli, Shuster, Berkower & Co., LLP with a copy of the foregoing disclosure and requested that Acquavella, Chiarelli, Shuster, Berkower & Co., LLP provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated March 14, 2012, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of Principal Accountants.
On March 8, 2012, the Company engaged Goldman Kurland Mohidin LLP, as its independent registered public accountants for the fiscal years ending December 31, 2011and 2010. The decision to engage Goldman Kurland Mohidin LLP was approved by the Board of Directors of the Company on March 8, 2012.

During the Company's two most recent fiscal years ended December 31, 2011 and 2010 and through the date of this Current Report, the Company did not consult with Goldman Kurland Mohidin LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company's financial statements, and Goldman Kurland Mohidin LLP did not provide either a written report or oral advice to the Company that Goldman Kurland Mohidin LLP  concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of  Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Acquavella, Chiarelli, Shuster, Berkower & Co., LLP dated March 14 , 2012 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: March 14 ,2012	By:	/s/ Lei Yu
Lei Yu
Chief Executive Officer